                               REFUNDING AGREEMENT
                                   [NW 1990 A]

                  This REFUNDING AGREEMENT [NW 1990 A], dated as of June 3, 1996, among (i) NORTHWEST AIRLINES, INC., a Minnesota corporation (the "LESSEE"), (ii) NORTHWEST AIRLINES CORPORATION, a Delaware corporation (the "GUARANTOR"), (iii) [______________] (the "OWNER PARTICIPANT"), (iv) FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (the "OWNER TRUSTEE") under the Trust Agreement (as defined below), (v) STATE STREET BANK AND TRUST COMPANY, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, the "PASS THROUGH TRUSTEE") under each of the four separate Pass Through Trust Agreements (as defined below), (vi) STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as subordination agent and trustee (in such capacity, the "SUBORDINATION AGENT") under the Intercreditor Agreement (as defined below), and (vii) STATE STREET BANK AND TRUST COMPANY, not in its individual capacity except as otherwise expressly provided herein, but solely as Indenture Trustee (the "INDENTURE TRUSTEE") under the Original Indenture and the Indenture (as defined below).

                  Except as otherwise defined in this Agreement, the terms used herein in capitalized form shall have the meanings attributed thereto in the Participation Agreement (as defined below) as if the Closing Date had occurred.

                              W I T N E S S E T H:

                  WHEREAS, the Lessee, the Owner Participant, the First National Bank of Boston, in its individual capacity and as owner trustee (the "ORIGINAL OWNER TRUSTEE"), [______________], as the loan participant (the ORIGINAL LOAN PARTICIPANT") and The Connecticut Bank and Trust Company, National Association, in its individual capacity and as indenture trustee (the "ORIGINAL INDENTURE TRUSTEE") entered into the Participation Agreement [NW 1990 A], dated as of August 23, 1990 (the "ORIGINAL PARTICIPATION AGREEMENT"), providing for the sale and lease of one Boeing 747-451 aircraft (the "AIRCRAFT");

                  WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Original Owner Trustee and the Original Indenture Trustee entered into the Trust Indenture and Security Agreement [NW 1990 A], dated as of August 23, 1990, as supplemented by Trust Agreement and Indenture Supplement [NW 1990 A], dated August 23, 1990 (collectively, the "ORIGINAL INDENTURE"), pursuant to which the Original Owner Trustee issued to the Original Loan Participant secured certificates substantially in the form set forth in Article II thereof (the "ORIGINAL SECURED CERTIFICATES") as evidence of the loan then being made by the Original Loan Participant in participating in the payment of Lessor's Cost;

                  WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Original Owner Trustee and the Lessee entered into the Lease Agreement [NW 1990 A] relating to the Aircraft, dated as of August 23, 1990, as supplemented by Lease Supplement No. 1 [NW 1990 A] dated August 23, 1990 (the "ORIGINAL LEASE"), whereby, subject to the terms and conditions set forth therein, the Original Owner Trustee agreed to lease to the Lessee, and the Lessee agreed to lease from the Original Owner Trustee, the Aircraft commencing on the Delivery Date;

                  WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Participant and the Original Owner Trustee entered into the Trust Agreement [NW 1990 A], dated as of August 23, 1990 (the "ORIGINAL TRUST AGREEMENT"), pursuant to which the Original Owner Trustee agreed, among other things, to hold the Trust Estate defined in Section
1.01 thereof for the benefit of the Owner Participant thereunder;

                  WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Participant entered into a Tax Indemnity Agreement [NW 1990 A] relating to the Aircraft, dated as of August 23, 1990 (the "ORIGINAL TAX INDEMNITY AGREEMENT"), with the Lessee;

                  WHEREAS, pursuant to an Instrument of Transfer, Removal, Appointment, Assumption and Acceptance among the Owner Participant, the Original Owner Trustee and the Owner Trustee dated May 28, 1996 (the "INSTRUMENT OF TRANSFER"), the Owner Trustee succeeded to all of the estates, properties, rights, powers, duties and trusts of the Original Owner Trustee under the Original Trust Agreement and the other Operative Documents to which the Original Owner Trustee was a party;

                  WHEREAS, pursuant to an Instrument of Assignment and Acceptance of Trust Indenture and Security Agreement [NW 1990 A] dated as of July 14, 1991, the Indenture Trustee succeeded to the Original Indenture Trustee, as indenture trustee under the Original Indenture;

                  WHEREAS, Section 17 of the Original Participation Agreement contemplates the redemption of the Original Secured Certificates pursuant to
Section 2.10 of the Original Indenture as part of a refinancing operation,
Section 3(d) of the Original Lease contemplates the adjustment of Rent in the event of such a refinancing operation, and the Lessee has given its written notice to the Owner Participant and the Owner Trustee pursuant to such Section 17 of its desire to implement such a refinancing operation;

                  WHEREAS, at the Closing (as defined below), the Owner Trustee and the Indenture Trustee will amend and restate the Original Indenture as the Amended and Restated Trust Indenture and Security Agreement [NW 1990 A], dated as of the Refinancing Date (the "INDENTURE"), under which Indenture the Owner Trustee will issue new secured certificates substantially in the form set forth in Section 2.01 thereof (the "REFINANCING SECURED CERTIFICATES ") in four series;

                  WHEREAS, concurrently with the execution and delivery of this Refunding Agreement, the Owner Trustee and the Lessee entered into the First Amendment to Lease Agreement [NW 1990 A], dated as of the date hereof (the "LEASE AMENDMENT NO. 1"; the Original Lease, as amended by the Lease Amendment No. 1, the "LEASE"), containing amendments, modifications and additions necessary to give effect to the transactions described herein;

                  WHEREAS, at the Closing, the Owner Participant and the Owner Trustee will enter into the First Amendment to Trust Agreement [NW 1990 A], dated as of the Refinancing Date (the "TRUST AGREEMENT AMENDMENT NO. 1"; the Original Trust Agreement, as amended by the Trust Agreement Amendment No. 1, the "TRUST AGREEMENT");

                  WHEREAS, concurrently with the execution and delivery of this Refunding Agreement, the Owner Participant and Lessee entered into the First Amendment to Tax Indemnity Agreement [NW 1990 A], dated as of the Refinancing Date (the "TIA AMENDMENT NO. 1"; the Original Tax Indemnity Agreement, as amended by the TIA Amendment No. 1, the "TAX INDEMNITY AGREEMENT");

                  WHEREAS, at the Closing, the Lessee, the Owner Trustee, the Pass Through Trustee, the Owner Participant, the Indenture Trustee and the Subordination Agent will enter into the First Amendment to Participation Agreement [NW 1990 A], dated as of the Refinancing Date (the "PA AMENDMENT NO. 1"; the Original Participation Agreement, as amended by the PA Amendment No. 1, the "PARTICIPATION AGREEMENT");

                  WHEREAS, at the Closing, the Guarantor will enter into the Guarantee [NW 1990 A] (the "GUARANTEE");

                  WHEREAS, pursuant to the Pass Through Trust Agreement and each of the Pass Through Trust Supplements set forth in Schedule I hereto (collectively, the "PASS THROUGH TRUST AGREEMENTS"), on the Refinancing Date, four separate grantor trusts (collectively, the "PASS THROUGH TRUSTS" and, individually, a "PASS THROUGH TRUST") will be created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale by each Pass Through Trust of pass through certificates pursuant thereto (collectively, the "CERTIFICATES");

                  WHEREAS, the proceeds from the issuance and sale of the Certificates by each Pass Through Trust will be applied in part by the Pass Through Trustee at the Closing to purchase from the Owner Trustee, on behalf of each Pass Through Trust, all of the Refinancing Secured Certificates bearing the same interest rate as the Certificates issued by such Pass Through Trust;

                  WHEREAS, at the Closing, (i) Westdeutsche Landesbank Girozentrale, acting through its New York branch (the "LIQUIDITY PROVIDER") will enter into three revolving credit agreements (each, a "LIQUIDITY FACILITY"), one for the benefit of the holders of Certificates of each Pass Through Trust (other than Northwest Airlines 1996-1D Pass Through Trust), with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust; and (ii) the Pass Through Trustee, the Liquidity Provider and the Subordination Agent will enter into the Intercreditor Agreement, dated as of the Refinancing Date (the "INTERCREDITOR AGREEMENT"); and

                  WHEREAS, the Refinancing Secured Certificates will be held by the Subordination Agent pursuant to the Intercreditor Agreement on behalf of the Pass Through Trusts;

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. PURCHASE OF REFINANCING SECURED CERTIFICATES; REFUNDING. (a) Subject to the satisfaction or waiver of the conditions set forth herein, on June 12, 1996 or on such other date agreed to by the parties hereto (the "REFINANCING DATE"):

                          (i) immediately prior to the Closing, the Lessee shall
                  pay to the Owner Trustee, as a payment of Basic Rent under the Lease, an amount equal to the unpaid interest on the Original Secured Certificates accrued up to but not including the Refinancing Date, and as Supplemental Rent any Funding Loss Amount (as defined in the Original Indenture) payable in respect of the Original Secured Certificates;

                         (ii) the Pass Through Trustee for each Pass Through
                  Trust shall pay to the Owner Trustee the aggregate purchase price of the Refinancing Secured Certificates being issued to such Pass Through Trustee as set forth in clause (vii) below;

                        (iii) the Owner Trustee shall pay to the Indenture
                  Trustee for the benefit of the holders of the Original Secured Certificates an amount equal to the aggregate principal amount of Original Secured Certificates outstanding on the Refinancing Date, together with accrued and unpaid interest on the Original Secured Certificates and Funding Loss Amount, if any, up to but not including the Refinancing Date, and all other amounts payable to such holders under the Original Indenture and the Original Participation Agreement;

                         (iv) pursuant to the Indenture, the Indenture Trustee
                  shall disburse to the holders of the Original Certificates the amounts of principal and interest, Funding Loss Amount, and other amounts, if any, described in clause (iii) above, owing to them on the Refinancing Date with respect to the Original Secured Certificates as a prepayment of the Original Secured Certificates;




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
                          (v) simultaneously with the disbursement by the
                  Indenture Trustee of amounts described in clause (iv) above to the holders of Original Secured Certificates, the Indenture Trustee shall receive the Original Secured Certificates for cancellation;

                         (vi) the Owner Trustee and the Indenture Trustee shall
                  enter into the Indenture; and

                        (vii) the Owner Trustee shall issue, pursuant to Article
                  II of the Indenture, to the Subordination Agent on behalf of the Pass Through Trustee for each of the Pass Through Trusts, Refinancing Secured Certificates of the maturity and aggregate principal amount, bearing the interest rate and for the purchase price set forth on Schedule II hereto opposite the name of such Pass Through Trust.

                  (b) The Owner Participant, by its execution and delivery hereof, requests and directs the Owner Trustee to execute and deliver this Agreement and, subject to the terms hereof, to take the actions contemplated herein.

                  (c) In case any Pass Through Trustee shall for any reason fail to purchase the Refinancing Secured Certificates pursuant to Section 1(a) above on or prior to June 12, 1996, or such other date as shall be agreed in writing by the parties hereto, the written notice given by the Lessee pursuant to
Section 17 of the Original Participation Agreement shall be deemed never to have been given, none of the Owner Participant, the Owner Trustee nor the Lessee shall have any obligation to pay to the holders of the Original Secured Certificates any amount in respect of the prepayment of the Original Secured Certificates, the Original Secured Certificates shall remain outstanding and in full force and effect, and the actions contemplated by Sections 1(a), 5, 6 and 7 hereof shall not take place.

                  (d) The closing (the "CLOSING") of the transactions described in this Agreement shall take place at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, on the Refinancing Date, or at such other place as the parties hereto may agree.

                  (e) All payments pursuant to this Section 1 shall be made in immediately available funds to such accounts and at such banks as the parties hereto shall designate in writing not less than one Business Day prior to the Refinancing Date.

                  (f) In order to facilitate the transactions contemplated hereby, the Lessee and the Guarantor have entered into the Underwriting Agreement, dated June 3, 1996, among the Lessee, the Guarantor and the several underwriters (the "UNDERWRITERS") named therein (the "UNDERWRITING AGREEMENT"), and, subject to the terms and conditions hereof, the Lessee and the Guarantor will enter into each of the Pass Through Trust Agreements and will undertake to perform certain administrative and ministerial duties under such Pass Through Trust Agreements.

                  SECTION 2. REFINANCING SECURED CERTIFICATES. The Refinancing Secured Certificates shall be payable as to principal in accordance with the terms of the Indenture, and the Refinancing Secured Certificates shall provide for a fixed rate of interest per annum and shall contain the terms and provisions provided for the Refinancing Secured Certificates in the Indenture. The Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver to the Pass Through Trustee for each Pass Through Trust, a principal amount of Refinancing Secured Certificates bearing the interest rate set forth opposite the name of such Pass Through Trust on Schedule II hereto, which Refinancing Secured Certificates in the aggregate shall be in the principal amounts set forth on Schedule II hereto. Subject to the terms hereof, of the Pass Through Trust Agreements and of the other Operative Documents, all such Refinancing Secured Certificates shall be dated and authenticated as of the Refinancing Date and shall bear interest therefrom, shall be registered in such names as shall be specified by the Subordination Agent and shall be paid in the manner and at such places as are set forth in the Indenture.

                  SECTION 3. CONDITIONS PRECEDENT. The obligations of the Pass Through Trustee to make the payments described in Section l(a)(ii) and the obligations of the Owner Trustee and the Owner Participant to make the payments and participate in the transactions contemplated by this Agreement on the Refinancing Date are subject to the fulfillment, prior to or on the Refinancing Date, of the following conditions precedent (except that paragraphs (a), (f) and (j) shall not be conditions precedent to the obligations of the Owner Trustee hereunder, paragraphs (g) and (l) shall not be conditions precedent to the obligations of the Owner Participant hereunder and paragraphs (r) and (s) shall not be a condition precedent to the obligations of the Pass Through Trustee hereunder):

                  (a) The Owner Trustee shall have tendered the Refinancing Secured Certificates to the Indenture Trustee for authentication, and the Indenture Trustee shall have authenticated such Refinancing Secured Certificates and shall have tendered the Refinancing Secured Certificates to the Subordination Agent on behalf of the Pass Through Trustee in accordance with
Section 1.

                  (b) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received executed counterparts or conformed copies of the following documents:

                           (1)      this Agreement;

                           (2)      the Lease Amendment No. 1;

                           (3)      the Indenture;

                           (4)      the PA Amendment No. l;

                           (5)      the Trust Agreement Amendment No. 1;

                           (6)      each of the Pass Through Trust Agreements;

                           (7)      the Intercreditor Agreement;

                           (8) the Liquidity Facility for each of the Class A, Class B and Class C Trusts; and

                           (9)      the Guarantee.

                  (c) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received the following:

                                    (1)      an incumbency certificate of the
                           Lessee and the Guarantor (as the case may be) as to the person or persons authorized to execute and deliver this Agreement, the Lease Amendment No. 1, the PA Amendment No. 1, the TIA Amendment No. 1, the Pass Through Trust Agreements, the Guarantee and any other documents to be executed on behalf of the Lessee or the Guarantor (as the case may be) in connection with the transactions contemplated hereby and the signatures of such person or persons;

                                    (2)      a copy of the resolutions of the
                           board of directors of the Lessee and the Guarantor or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Lessee and the Guarantor (as the case may be), duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Lessee or the Guarantor (as the case may be) in connection with the transactions contemplated hereby; and

                                    (3)      a copy of the certificate of
                           incorporation of the Lessee and the Guarantor, certified by the Secretary of State of the State of Minnesota in the case of the Lessee and certified by the Secretary of State of the State of Delaware in the case of the Guarantor, a copy of the by-laws of the Lessee and the Guarantor, certified by the Secretary or Assistant Secretary of the Lessee and the Guarantor (as the case may be), and a certificate or other evidence from the Secretary of State of the State of Minnesota in the case of the Lessee and from the Secretary of State of the State of Delaware in the case of the Guarantor, dated as of a date reasonably near the Refinancing Date, as to the due incorporation and good standing of the Lessee or the Guarantor (as the case may be) in such state.

                  (d) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received a certificate signed by an authorized officer of the Lessee (and, with respect to the matters set forth in clauses (4) and (5) below, of the Guarantor), dated the Refinancing Date, certifying that:

                                    (1)      the Aircraft has been duly
                           certified by the FAA as to type and airworthiness in accordance with the terms of the Original Lease and has a current, valid certificate of airworthiness;

                                    (2)      the FAA Bill of Sale, the Original
                           Lease and the Original Indenture have been duly recorded, and the Original Trust Agreement has been duly filed, with the FAA pursuant to the sections of Title 49, United States Code, relating to aviation (the "FEDERAL AVIATION ACT");

                                    (3)      the Aircraft has been registered
                           with the FAA in the name of the Owner Trustee and the Lessee has authority to operate the Aircraft;

                                    (4)      the representations and warranties
                           contained herein of the Lessee and the Guarantor are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties (other than those contained in clause
                           (v) of Section 8(d)) relate solely to an earlier date (in which case such representations and warranties were correct on and as of such earlier date); and

                                    (5)      there has been no material adverse
                           change in the financial condition of the Guarantor and its subsidiaries, taken as a whole, since December 31, 1995.

                  (e) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received the following:

                                    (1)      an incumbency certificate of the
                           Indenture Trustee as to the person or persons authorized to execute and deliver this Agreement, the Indenture, the PA Amendment No. 1, the Pass Through Trust Agreements and any other documents to be executed on behalf of the Indenture Trustee in connection with the transactions contemplated hereby and the signatures of such person or persons;

                                    (2)      a copy of the resolutions of the
                           board of directors of the Indenture Trustee, certified by the Secretary or an Assistant Secretary of the Indenture Trustee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Indenture Trustee in connection with the transactions contemplated hereby;

                                    (3)     a copy of the articles of
                           association and by-laws of the Indenture Trustee, each certified by the Secretary or an Assistant Secretary of the Indenture Trustee; and

                                    (4)      a certificate signed by an
                           authorized officer of the Indenture Trustee, dated the Refinancing Date, certifying that the representations and warranties contained herein of the Indenture Trustee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

                  (f) The Pass Through Trustee and the Owner Participant each shall have received the following:

                                    (1)      an incumbency certificate of the
                           Owner Trustee as to the person or persons authorized to execute and deliver this Agreement, the PA Amendment No. 1, the Trust Agreement Amendment No. 1 and any other documents to be executed on behalf of the Owner Trustee in connection with the transactions contemplated hereby and the signatures of such person or persons;

                                    (2)      a copy of the resolutions of the
                           board of directors of the Owner Trustee, certified by the Secretary or an Assistant Secretary of the Owner Trustee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Owner Trustee in connection with the transactions contemplated hereby;

                                    (3)      a copy of the articles of
                           association and by-laws of the Owner Trustee, each certified by the Secretary or an Assistant Secretary of the Owner Trustee; and

                                    (4)      a certificate signed by an
                           authorized officer of the Owner Trustee, dated the Refinancing Date, certifying that the representations and warranties contained herein of the Owner Trustee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

                  (g) The Pass Through Trustee and the Owner Trustee each shall have received a certificate signed by an authorized officer of the Owner Participant, dated the Refinancing Date, certifying that the representations and warranties contained herein of the Owner Participant are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

                  (h) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received an independent insurance broker's report as to the due compliance with the terms of Section 11 of the Lease relating to insurance with respect to the Aircraft.

                  (i) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received an opinion addressed to it from Simpson Thacher & Bartlett, special counsel for the Lessee and the Guarantor, an opinion addressed to it from Cadwalader, Wickersham & Taft, special counsel for the Lessee and the Guarantor, and an opinion addressed to it from the Lessee's legal department, in each case in form and substance satisfactory to each of them.

                  (j) The Pass Through Trustee and the Owner Participant each shall have received an opinion addressed to it from Ray, Quinney & Nebeker, special counsel for the Owner Trustee, in form and substance satisfactory to each of them.

                  (k) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received an opinion addressed to it from Bingham, Dana & Gould LLP, special counsel for the Indenture Trustee, in form and substance satisfactory to each of them.

                  (l) The Pass Through Trustee and the Owner Trustee each shall have received an opinion addressed to it from Sidley & Austin, special counsel for the Owner Participant, and an opinion addressed to it from corporate counsel to the Owner Participant, in each case in form and substance satisfactory to each of them.

                  (m) The Pass Through Trustee shall have received an opinion of White & Case, special counsel to the Liquidity Provider, and in-house German counsel for the Liquidity Provider, each in form and substance satisfactory to the Pass Through Trustee.

                  (n) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received an opinion addressed to it from Crowe & Dunlevy, P.C., special counsel in Oklahoma City, Oklahoma, in form and substance satisfactory to each of them.

                  (o) The Lessee and the Guarantor shall have entered into the Underwriting Agreement and each of the Pass Through Trust Agreements, the Certificates shall have been issued and sold pursuant to the Underwriting Agreement and the Pass Through Trust Agreements, and the Underwriters shall have transferred to the Pass Through Trustees in immediately available funds an amount equal to the aggregate purchase price of the Refinancing Secured Certificates to be purchased from the Owner Trustee.

                  (p) No change shall have occurred after the date of this Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it illegal for the Pass Through Trustees to make the payments described in Section l(a)(ii) or for the Owner Trustee or the Owner Participant to participate in the transactions contemplated by this Agreement on the Refinancing Date.

                  (q) All approvals and consents of any trustee or holder of any indebtedness or obligations of the Lessee or the Guarantor which are required in connection with the Pass Through Trustee's making of the payments described in Section l(a)(ii) or the Owner Trustee's or the Owner Participant's participation in the transactions contemplated by this Agreement on the Refinancing Date shall have been duly obtained.

                  (r) The Owner Participant shall have received such other documents or evidence with respect to the Lessee, the Guarantor, the Owner Trustee, the Pass Through Trustee, the Subordination Agent and the Indenture Trustee, as it or its counsel may reasonable request in order to establish the authority of such parties to consummate the transactions contemplated by this Agreement, the taking of all necessary corporate action in connection therewith and compliance with the conditions herein set forth.

                  (s) The Lessee and the Owner Trustee shall each have executed and delivered to the other the TIA Amendment No. 1.

                  Promptly following the recording of the Lease Amendment No. 1 and the Indenture pursuant to the Federal Aviation Act, the Lessee will cause Crowe & Dunlevy, P.C., special counsel in Oklahoma City, Oklahoma, to deliver to the Pass Through Trustee, the Lessee, the Indenture Trustee, the Owner Participant and the Owner Trustee an opinion as to the due recording of the Lease Amendment No. 1 and the Indenture.

                  SECTION 4. CERTAIN CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE LESSEE AND THE GUARANTOR; CONDITIONS PRECEDENT WITH RESPECT TO THE PASS THROUGH TRUSTEE. (a) The obligations of the Lessee and the Guarantor to participate in the transactions contemplated by this Agreement and to execute and deliver each of the Pass Through Trust Agreements, and the PA Amendment No. 1 are subject to the receipt by the Lessee and the Guarantor of (i) each opinion referred to in subsections (j) through (n) of Section 3, addressed to the Lessee and the Guarantor or accompanied by a letter from counsel rendering such opinion authorizing the Lessee and the Guarantor to rely on such opinion as if it were addressed to the Lessee and the Guarantor, (ii) each certificate referred to in subsections (e) through (g) of Section 3, (iii) executed counterparts or conformed copies of the Trust Agreement Amendment No. 1, and (iv) such other documents and evidence with respect to each other party hereto as the Lessee, the Guarantor or their counsel may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all necessary corporate action in connection therewith and compliance with the conditions herein set forth.

                  (b) The respective obligations of each of the Lessee, the Guarantor, the Pass Through Trustee (solely as to clause (iii)), the Owner Participant, the Owner Trustee and the Indenture Trustee to participate in the transactions contemplated hereby is subject to the receipt by each of them of
(i) a certificate signed by an authorized officer of the Pass Through Trustee, dated the Refinancing Date, certifying that the representations and warranties contained herein of the Pass Through Trustee are correct as though made on and as of the Refinancing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date), (ii) an opinion addressed to each of them of Bingham, Dana & Gould LLP, special counsel for the Pass Through Trustee, in form and substance satisfactory to each of them, and (iii) such other documents and evidence with respect to the Pass Through Trustee it may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all necessary action in connection therewith and compliance with the conditions herein set forth.

                  SECTION 5. AMENDMENT AND RESTATEMENT OF THE ORIGINAL INDENTURE. Subject to the satisfaction or waiver of the conditions precedent set forth herein, the Owner Participant, by execution and delivery hereof, requests, authorizes and directs the Owner Trustee to execute and deliver the Indenture, and the Owner Trustee and the Indenture Trustee, by execution and delivery hereof, agree to execute and deliver the Indenture. The Lessee and the Guarantor, by execution and delivery hereof, consent to such execution and delivery of the Indenture. The Indenture shall be effective as of the Refinancing Date.

                  SECTION 6. AMENDMENT OF THE ORIGINAL LEASE. Subject to the satisfaction or waiver of the conditions precedent set forth herein, the Indenture Trustee, the Pass Through Trustee and the Owner Participant, by execution and delivery hereof, consent to the amendment to the Original Lease effected by, and request and instruct the Owner Trustee to execute and deliver, the Lease Amendment No. 1, and the Owner Trustee and the Lessee agree, by execution and delivery hereof, to execute and deliver the Lease Amendment No. 1. The Lease Amendment No. 1 shall be effective as provided therein.

                  SECTION 7. AMENDMENT OF THE ORIGINAL PARTICIPATION AGREEMENT. Subject to the satisfaction or waiver of the conditions precedent set forth herein, the Owner Participant, by execution and delivery hereof, requests, authorizes and directs the Owner Trustee to execute and deliver the PA Amendment No. 1, and the Owner Trustee and the Indenture Trustee, by execution and delivery hereof, agree to execute and deliver the PA Amendment No. 1. Upon the execution and delivery of the PA Amendment No. 1 by each of the parties thereto, the Original Participation Agreement shall be amended as set forth in the PA Amendment No. 1, and the Subordination Agent and each Pass Through Trustee shall be a party thereto from and after the Refinancing Date to the extent set forth in such PA Amendment No. 1. The PA Amendment No. 1 shall be effective as of the Refinancing Date.

                  SECTION 8. REPRESENTATIONS AND WARRANTIES OF THE LESSEE AND THE GUARANTOR. The Lessee and the Guarantor represent and warrant to the Pass Through Trustee, the Owner Participant, the Owner Trustee, the Liquidity Provider and the Indenture Trustee that:

                           (a) each of the Lessee and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, has the corporate power and authority to own or hold under lease its properties, has, or had on the respective dates of execution thereof, the corporate power and authority to enter into and perform its obligations under (i) in the case of the Lessee, this Agreement, the Lease Amendment No. 1, the PA

                  Amendment No. 1, the TIA Amendment No. 1, the Pass Through Trust Agreements, the Underwriting Agreement and the other Operative Documents to which it is a party and (ii) in the case of the Guarantor, this Agreement, the Pass Through Trust Agreements, the Guarantee, the Underwriting Agreement and the other Operative Documents to which it is a party, and is duly qualified to do business as a foreign corporation in each state in which its operations or the nature of its business requires other than failures to so qualify which would not have a material adverse effect on the condition (financial or otherwise), consolidated business or properties of it and its subsidiaries considered as one enterprise;

                           (b) the Lessee is a Certificated Air Carrier, and its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code in effect in the State of Minnesota) is located at Eagan, Minnesota;

                           (c) the execution and delivery by the Lessee or the Guarantor (as the case may be) of this Agreement, the Lease Amendment No. 1, the PA Amendment No. 1, the Pass Through Trust Agreements, the Guarantee, the Underwriting Agreement and each other Operative Document to which the Lessee or the Guarantor (as the case may be) is a party, and the performance of the obligations of the Lessee or the Guarantor (as the case may be) under this Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Pass Through Trust Agreements, the Guarantee, the Underwriting Agreement and each other Operative Document to which the Lessee or the Guarantor (as the case may be) is a party, have been duly authorized by all necessary corporate action on the part of the Lessee or the Guarantor, do not require any stockholder approval, or approval or consent of any trustee or holder of any material indebtedness or material obligations of the Lessee or the Guarantor, except such as have been duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation or order binding on the Lessee or the Guarantor (as the case may be) or the certificate of incorporation or by-laws of the Lessee or the Guarantor (as the case may be), or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon the property of the Lessee or the Guarantor (as the case may be) under, any indenture, mortgage, contract or other agreement to which the Lessee or the Guarantor (as the case may be) is a party or by which it may be bound or affected which contravention, default or Lien, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of the Guarantor and its subsidiaries considered as one enterprise;

                           (d) neither the execution and delivery by the Lessee or the Guarantor (as the case may be) of this Agreement, the Lease Amendment No. 1, the PA Amendment No. 1, the Pass Through Trust Agreements, the Guarantee, the

                  Underwriting Agreement or any other Operative Document to which the Lessee or the Guarantor (as the case may be) is a party, nor the performance of the obligations of the Lessee or the Guarantor (as the case may be) hereunder or under the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Pass Through Trust Agreements, the Guarantee, the Underwriting Agreement or the other Operative Documents to which the Lessee or the Guarantor (as the case may be) is a party, nor the consummation by the Lessee or the Guarantor (as the case may be) of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, the Department of Transportation, the FAA, or any other federal, state or foreign governmental authority having jurisdiction, other than
                  (i) the registration of the Certificates under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Certificates may be offered for sale if the laws of such state require such action, (ii) the qualification of the Pass Through Trust Agreements under the Trust Indenture Act of 1939, as amended, pursuant to an order of the Securities and Exchange Commission, (iii) the consents, approvals, notices, registrations and other actions referred to in Sections 7(a)(iii) and 7(a)(vi) of the Participation Agreement, (iv) the registrations and filings referred to in
                  Section 8(f), and (v) authorizations, consents, approvals, actions, notices and filings required to be obtained, taken, given or made either only after the date hereof or the failure of which to obtain, take, give or make would not be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of the Guarantor and its subsidiaries considered as one enterprise;

                           (e) this Agreement constitutes, and each of the Participation Agreement, the Pass Through Trust Agreements, the Tax Indemnity Agreement and the Lease, when the PA Amendment No. 1, the TIA Amendment No. 1 and the Lease Amendment No. 1 shall have been executed and delivered by each of the parties thereto, will constitute, the legal, valid and binding obligations of the Lessee or the Guarantor (as the case may be) enforceable against the Lessee or the Guarantor (as the case may be) in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors or lessors generally and by general principles of equity, whether considered in a proceeding at law or in equity, and except, in the case of the Lease, as limited by applicable laws which may affect the remedies provided in the Lease, which laws, however, do not make the remedies provided in the Lease inadequate for practical realization of the benefits intended to be afforded thereby;

                           (f) except for the filings and registrations referred to in Section 7(a)(vi) of the Participation Agreement, such filings and registrations as shall have been made or effected subsequent thereto and the filing for recording pursuant to the Federal Aviation Act of the Indenture and the Lease Amendment No. 1, no further filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction) is necessary under the laws of the United States of America or any State thereof in order to perfect the Owner Trustee's interest in the Aircraft as against the Lessee and any third parties, or to perfect the security interest in favor of the Indenture Trustee in the Owner Trustee's interest in the Aircraft (with respect to such portion of the Aircraft as is covered by the recording system established by the FAA pursuant to 49 U.S.C. Section 44107) and in the Lease in any applicable jurisdiction in the United States other than the taking of possession by the Indenture Trustee of the original counterparts of the Original Lease and the Lease Amendment No. 1 (to the extent the Lease constitutes chattel paper) and the filing of continuation statements at periodic intervals with respect to the Uniform Commercial Code financing statements in effect on the Refinancing Date covering the security interests created by the Indenture or describing the Lease as a lease;

                           (g) neither the Lessee, the Guarantor nor any of their affiliates has directly or indirectly offered the Certificates for sale to any Person other than in a manner permitted by the Securities Act of 1933, as amended, and by the rules and regulations thereunder;

                           (h) neither the Lessee nor the Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                           (i) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time lapse or both; and

                           (j) no event has occurred and is continuing which constitutes an Event of Loss or would constitute an Event of Loss with the lapse of time.

                  SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each of the parties below represents, warrants and covenants to each of the other parties to this Agreement and to the Liquidity Provider as follows:

                  (a) The Indenture Trustee in its individual capacity represents, warrants and covenants that:

                           (1) the Indenture Trustee is a Massachusetts trust company duly incorporated, validly existing and in good standing under the laws of Massachusetts, is a Citizen of the United States (without making use of any voting trust, voting powers agreement or similar arrangement), will notify promptly all parties to this Agreement if in its reasonable opinion its status as a Citizen of the United States (without making use of any voting trust, voting powers agreement or similar arrangement) is likely to change and will resign as

                  Indenture Trustee as provided in Section 8.02 of the Indenture promptly after it obtains actual knowledge that it has ceased to be such a Citizen of the United States (without making use of a voting trust, voting powers agreement or similar arrangement), and has the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of this Agreement, the PA Amendment No. 1, the Indenture and each other Operative Document to which it is a party and to carry out its obligations under this Agreement, the Participation Agreement, the Indenture and each other Operative Document to which it is a party;

                           (2) the execution and delivery by the Indenture Trustee of this Agreement, the Indenture, the PA Amendment No. 1 and each other Operative Document to which it is a party and the performance by the Indenture Trustee of its obligations under this Agreement, the Participation Agreement, the Indenture and each other Operative Document to which it is a party have been duly authorized by the Indenture Trustee and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound;

                           (3)      this Agreement constitutes, and the
                  Participation Agreement, when the PA Amendment No. 1 has been executed and delivered by the Indenture Trustee, and the Indenture, when executed and delivered by the Indenture Trustee, will constitute, the legal, valid and binding obligations of the Indenture Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                           (4) there are no pending or, to its knowledge, threatened actions or proceedings against the Indenture Trustee, either in its individual capacity or as Indenture Trustee, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Indenture Trustee, in its individual capacity or as Indenture Trustee, as the case may be, to perform its obligations under the Operative Documents to which it is a party; and

                           (5) there are no Indenture Trustee Liens on the Aircraft or any portion of the Trust Estate.

                  (b) The Owner Trustee, in its individual capacity (except as provided in clauses (3) and (7) below) and (but only as provided in clauses
(3) and (7) and, to the extent that it relates to the Owner Trustee, clauses
(2), (9) and (11) below) as Owner Trustee, represents and warrants that:

                           (1) the Owner Trustee, in its individual capacity, is a national banking association duly organized and validly existing in good standing under the laws of the United States, has full corporate power and authority to carry on its business as now conducted, has, or had on the respective dates of execution thereof, the corporate power and authority to execute and deliver the Instrument of Transfer and to carry out the terms of the Original Trust Agreement, and has, or had on the respective dates of execution thereof or assumption of rights and obligations thereunder (assuming the authorization, execution and delivery of the Trust Agreement by the Owner Participant), as Owner Trustee, and to the extent expressly provided herein or therein, in its individual capacity, the corporate power and authority to execute and deliver and to carry out the terms of this Agreement, the Indenture, the Refinancing Secured Certificates, the Lease, the PA Amendment No. 1, the Trust Agreement Amendment No. 1 and each other Operative Document (other than the Trust Agreement) to which it is a party;

                           (2) the Owner Trustee in its trust capacity and, to the extent expressly provided herein, in its individual capacity, has duly authorized, executed and delivered this Agreement and (assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant), this Agreement and the Purchase Agreement Assignment constitute, and each of the Participation Agreement, when the PA Amendment No. 1 shall have been entered into, the Indenture, when the Indenture shall have been entered into, the Lease, when the Lease Amendment No. 1 shall have been entered into, and the Trust Agreement, when the Trust Agreement Amendment No. 1 shall have been entered into, will constitute, a legal, valid and binding obligation of the Owner Trustee, in its individual capacity, or as Owner Trustee, as the case may be, enforceable against it in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                           (3) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Owner Trustee has duly authorized, and on the Refinancing Date shall have duly issued, executed and delivered to the Indenture Trustee for authentication, the Refinancing Secured Certificates pursuant to the terms and provisions hereof and of the Indenture, and each Refinancing Secured Certificate on the Refinancing Date will constitute the valid and binding obligation of the Owner Trustee and will be entitled to the benefits and security afforded by the Indenture in accordance with the terms of such Refinancing Secured Certificate and the Indenture;

                           (4) neither the execution and delivery by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of this Agreement, the Instrument of Transfer, the PA Amendment No. 1, the Indenture, the Lease Amendment No. 1, the Trust Agreement Amendment No. 1, the Refinancing Secured Certificates or any other Operative Document to which it is a party, nor the consummation by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, with any of the terms and provisions hereof and thereof, (A) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it, or (B) violates or will violate its articles of association or by-laws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, or results or will result in the creation of any Lien (other than as permitted under the Operative Documents) upon its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which it is a party or by which it is bound, or contravenes or will contravene any law, governmental rule or regulation of the United States of America or the State of Utah governing the trust powers of the Owner Trustee, or any judgment or order applicable to or binding on it;

                           (5) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Utah state or local governmental authority or agency or any United States federal governmental authority or agency regulating the trust powers of the Owner Trustee in its individual capacity is required for the execution and delivery of, or the carrying out by, the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement, the Participation Agreement, the Indenture, the Lease, the Refinancing Secured Certificates, or any other Operative Document to which it is a party or by which it is bound, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken or which is described in Section 8(d);

                           (6) there exists no Lessor Lien (including for this purpose Liens that would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to the Owner Trustee, in its individual capacity, other than any Lessor Liens (including for this purpose Liens that would be Lessor Liens but for the proviso in the definition of Lessor Liens) (A) the existence of which poses no material risk of the sale, forfeiture or loss of the Aircraft, Airframe or any Engine or any interest therein, (B) the existence of which does not interfere in any way with the use or operation of the Aircraft by the Lessee (or any Sublessee), (C) the existence of which does not affect the priority or perfection of, or otherwise jeopardize, the Lien of the Indenture, (D) which the Owner Trustee is diligently contesting by appropriate proceedings and (E) the existence of which does not result in actual interruption in the receipt and distribution by the Indenture Trustee in accordance with the Indenture of Rent assigned to the Indenture Trustee for the benefit of the Certificate Holders;

                           (7) there exists no Lessor Lien (including for this purpose Liens that would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to the Owner Trustee, as lessor under the Lease, other than any Lessor Liens (including for this purpose Liens that would be Lessor Liens but for the proviso in the definition of Lessor Liens) (A) the existence of which poses no material risk of the sale, forfeiture or loss of the Aircraft, Airframe or any Engine or any interest therein, (B) the existence of which does not interfere in any way with the use or operation of the Aircraft by the Lessee (or any Sublessee), (C) the existence of which does not affect the priority or perfection of, or otherwise jeopardize, the Lien of the Indenture, (D) which the Owner Trustee is diligently contesting by appropriate proceedings and (E) the existence of which does not result in actual interruption in the receipt and distribution by the Indenture Trustee in accordance with the Indenture of Rent assigned to the Indenture Trustee for the benefit of the Certificate Holders;

                           (8) there are no Taxes payable by the Owner Trustee, either in its individual capacity or as Owner Trustee, imposed by the State of Utah or any political subdivision thereof in connection with the redemption of the Original Secured Certificates or the issuance of the Refinancing Secured Certificates, or the execution and delivery in its individual capacity or as Owner Trustee, as the case may be, of any of the instruments referred to in clauses (1), (2), (3) and (4) above, that, in each case, would not have been imposed if the Trust Estate were not located in the State of Utah and First Security Bank of Utah, National Association had not (a) had its principal place of business in, (b) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Documents in, and (c) engaged in any activities unrelated to the transactions contemplated by the Operative Documents in, the State of Utah;

                           (9) there are no pending or, to its knowledge, threatened actions or proceedings against the Owner Trustee, either in its individual capacity or as Owner Trustee, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under any of the instruments referred to in clauses (1), (2), (3) and (4) above;

                           (10) both its chief executive office, and the place where its records concerning the Aircraft and all its interests in, to and under all documents relating to the Trust Estate, are located in Salt Lake City, Utah;

                           (11) the Owner Trustee has not, in its individual capacity or as Owner Trustee, directly or indirectly offered any Refinancing Secured Certificate or Certificate or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone other than the Pass Through Trustee, the Original Loan Participant and the Owner Participant; and the Owner Trustee has not authorized anyone to act on its behalf (it being understood that in arranging and proposing the refinancing contemplated hereby and agreed to herein by the Owner Trustee, the Lessee has not acted as agent of the Owner Trustee) to offer directly or indirectly any Refinancing Secured Certificate, any Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or to solicit any offer to acquire any of the same from, any person; and

                           (12) it is a Citizen of the United States (without making use of a voting trust agreement, voting powers agreement or similar arrangements).

                  (c)      The Owner Participant represents and warrants that:

                           (1) it is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its present business and operations and to own or lease its properties, has, or had on the respective dates of execution thereof or assumption of rights and obligations thereunder, as the case may be, the corporate power and authority to enter into and to perform its obligations under this Agreement, the Original Participation Agreement, the Original Tax Indemnity Agreement, the Original Trust Agreement, the PA Amendment No. 1, the TIA Amendment No. 1 and the Trust Agreement Amendment No. 1; this Agreement has been duly authorized, executed and delivered by it; and this Agreement constitutes, and the Participation Agreement, when the PA Amendment No. 1 shall have been entered into, the Tax Indemnity Agreement, when the TIA Amendment No. 1 shall have been entered into, and the Trust Agreement, when the Trust Agreement Amendment No. 1 shall have been entered into, will constitute, the legal, valid and binding obligations of the Owner Participant enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                           (2) neither (A) the execution and delivery by the Owner Participant of this Agreement, the PA Amendment No. 1, the TIA Amendment No. 1, the Trust Agreement Amendment No. 1 or any other Operative Document to which it is a party nor
                  (B) compliance by it with all of the provisions hereof or thereof, (x) will contravene any law or order of any court or governmental authority or agency applicable to or binding on the Owner Participant (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by the Owner Trustee other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable law), or (y) will contravene the provisions of, or constitutes or has constituted or will constitute a default under, its certificate of incorporation or by-laws or any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its property may be bound or affected;

                           (3) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than as required by the Federal Aviation Act or the regulations promulgated thereunder) is or was required, as the case may be, for the due execution, delivery or performance by it of this Agreement, the PA Amendment No. 1, the TIA Amendment No. 1, or the Trust Agreement Amendment No. 1;

                           (4) there are no pending or, to its knowledge, threatened actions or proceedings before any court or administrative agency or arbitrator which would materially adversely affect the Owner Participant's ability to perform its obligations under this Agreement, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement;

                           (5) neither the Owner Participant nor anyone authorized by it to act on its behalf (it being understood that in proposing, facilitating and otherwise taking any action in connection with the refinancing contemplated hereby and agreed to herein by the Owner Participant, the Lessee has not acted as agent of the Owner Participant) has directly or indirectly offered any Refinancing Secured Certificate or Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person; the Owner Participant's interest in the Trust Estate and the Trust Agreement was acquired for its own account and was purchased for investment and not with a view to any resale or distribution thereof;

                           (6) on the Refinancing Date, the Trust Estate shall be free of Lessor Liens attributable to the Owner Participant other than any Lessor Liens (including for this purpose Liens that would be Lessor Liens but for the proviso in the definition of Lessor Liens) (A) the existence of which poses no material risk of the sale, forfeiture or loss of the Aircraft, Airframe or any Engine or any interest therein, (B) the existence of which does not interfere in any way with the use or operation of the Aircraft by the Lessee (or any Sublessee), (C) the existence of which does not affect the priority or perfection of, or otherwise jeopardize, the Lien of the Indenture, (D) which the Owner Participant is diligently contesting by appropriate proceedings and (E) the existence of which does not result in actual interruption in the receipt and distribution by the Indenture Trustee in accordance with the Indenture of Rent assigned to the Indenture Trustee for the benefit of the Certificate Holders; and

                           (7) it is a Citizen of the United States (without making use of a voting trust agreement, voting powers agreement or similar arrangement).

                  (d) The Pass Through Trustee represents, warrants and covenants that:

                           (1)      the Pass Through Trustee is duly
                  incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Pass Through Trust Agreements, the Intercreditor Agreement, the PA Amendment. No. 1 and this Agreement and to perform its obligations under this Agreement, the Pass Through Trust Agreements, the Intercreditor Agreement and the Participation Agreement;

                           (2) this Agreement has been, and when executed and delivered by the Pass Through Trustee, each of the Pass Through Trust Agreements, the Intercreditor Agreement and the PA Amendment No. 1 will have been, duly authorized, executed and delivered by the Pass Through Trustee; this Agreement constitutes, and when executed and delivered by the Pass Through Trustee, each of the Pass Through Trust Agreements, the Intercreditor Agreement , the PA Amendment No. 1 and (upon execution and delivery of the PA Amendment No. 1) the Participation Agreement, will constitute, the legal, valid and binding obligations of the Pass Through Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                           (3)      none of the execution, delivery and
                  performance by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Intercreditor Agreement, this Agreement or the PA Amendment No. 1, the performance by the Pass Through Trustee of the Participation Agreement, the purchase by the Pass Through Trustee of the Refinancing Secured Certificates pursuant to this Agreement, or the issuance of the Certificates pursuant to the Pass Through Trust Agreements, contravenes any law, rule or regulation of the Commonwealth of Massachusetts or any United States governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and does not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's articles of association or by-laws or any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound;

                           (4) neither the execution and delivery by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Intercreditor Agreement, the PA Amendment No. 1 or this Agreement, nor the consummation by the Pass Through Trustee of any of the transactions contemplated hereby or thereby or by the Participation Agreement, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Massachusetts governmental authority or agency or any federal governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

                           (5) there are no Taxes payable by the Pass Through Trustee imposed by the Commonwealth of Massachusetts or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Pass Through Trustee of this Agreement, any of the Pass Through Trust Agreements, the Intercreditor Agreement or the Participation Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and there are no Taxes payable by the Pass Through Trustee imposed by the Commonwealth of Massachusetts or any political subdivision thereof in connection with the acquisition, possession or ownership by the Pass Through Trustee of any of the Refinancing Secured Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and, assuming that the trusts created by the Pass Through Trust Agreements will not be taxable as corporations, but, rather, each will be characterized as a grantor trust under subpart E, Part I of Subchapter J of the Code, such trusts will not be subject to any Taxes imposed by the Commonwealth of Massachusetts or any political subdivision thereof;

                           (6) there are no pending or threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under this Agreement, the Participation Agreement, the Intercreditor Agreement or any Pass Through Trust Agreement;

                           (7) except for the issue and sale of the Certificates contemplated hereby, the Pass Through Trustee has not directly or indirectly offered any Refinancing Secured Certificate for sale to any Person or solicited any offer to acquire any Refinancing Secured Certificates from any Person, nor has the Pass Through Trustee authorized anyone to act on its behalf to offer directly or indirectly any Refinancing Secured Certificate for sale to any Person, or to solicit any offer to acquire any Refinancing Secured Certificate from any Person; and the Pass Through Trustee is not in default under any Pass Through Trust Agreement; and

                           (8) the Pass Through Trustee is not directly or indirectly controlling, controlled by or under common control with the Owner Participant, the Owner Trustee, any Underwriter, the Lessee or the Guarantor.

                  (e) The Subordination Agent represents, warrants and covenants that:

                           (1) the Subordination Agent is a duly organized national banking association, validly existing and in good standing with the Comptroller of the Currency under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Liquidity Facilities, the Intercreditor Agreement, the PA Amendment No. 1 and this Agreement and to perform its obligations under this Agreement, the Liquidity Facilities and the Intercreditor Agreement and, when the PA Amendment No. 1 has been executed and delivered by each of the parties thereto, the Participation Agreement;

                           (2) this Agreement has been, and when executed and delivered by the Subordination Agent, each of the Liquidity Facilities, the Intercreditor Agreement and the PA Amendment No. 1 will have been, duly authorized, executed and delivered by the Subordination Agent; this Agreement constitutes, and when executed and delivered by the Subordination Agent each of the Liquidity Facilities, the Intercreditor Agreement, the PA Amendment No. 1 and (upon execution and delivery by the Subordination Agent of the PA Amendment No. 1), the Participation Agreement, will constitute, the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                           (3)      none of the execution, delivery and
                  performance by the Subordination Agent of each of the Liquidity Facilities, the Intercreditor Agreement, this Agreement, the PA Amendment No. 1 or the Participation Agreement, or the performance by the Subordination Agent of the Participation Agreement, contravenes any law, rule or regulation of the State of Connecticut or any United States governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and do not contravene or result in any breach of, or constitute a default under, the Subordination Agent's articles of association or by-laws or any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

                           (4) neither the execution and delivery by the Subordination Agent of any of the Liquidity Facilities, the Intercreditor Agreement, the PA Amendment No. 1 or this Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby or thereby or by the Participation Agreement requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Connecticut governmental authority or agency or any federal governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers;

                           (5)      there are no Taxes payable by the
                  Subordination Agent imposed by the State of Connecticut or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Agreement, any of the Liquidity Facilities, the Intercreditor Agreement, the PA Amendment No. 1 or the Participation Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by the State of Connecticut or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Refinancing Secured Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities);

                           (6) there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement, the PA Amendment No. 1, the Participation Agreement, the Intercreditor Agreement or any Liquidity Facility;

                           (7) the Subordination Agent has not directly or indirectly offered any Refinancing Secured Certificate for sale to any Person or solicited any offer to acquire any Refinancing Secured Certificates from any Person, nor has the Subordination Agent authorized anyone to act on its behalf to offer directly or indirectly any Refinancing Secured Certificate for sale to any Person, or to solicit any offer to acquire any Refinancing Secured Certificate from any Person; and the Subordination Agent is not in default under any Liquidity Facility; and

                           (8) the Subordination Agent is not directly or indirectly controlling, controlled by or under common control with the Owner Participant, the Owner Trustee, any Underwriter, the Lessee or the Guarantor.

                  SECTION 10. NOTICES. Unless otherwise specifically provided herein, all notices required or permitted by the terms of this Agreement shall be in English and in writing, and any such notice shall become effective upon being deposited in the United States mail, with proper postage for first-class registered or certified mail prepaid, or when delivered personally or, if promptly confirmed by mail as provided above, when dispatched by facsimile or other written telecommunication, addressed, if to the Lessee, the Guarantor, the Owner Participant, the Owner Trustee, the Pass Through Trustee, the Subordination Agent, or the Indenture Trustee, at their respective addresses or facsimile numbers set forth below the signatures of such parties at the foot of this Agreement.

                  SECTION 11. EXPENSES. (a) Except as provided in paragraph (b) below, all of the reasonable out-of-pocket costs, fees and expenses incurred by the Owner Trustee, the Owner Participant, the Pass Through Trustee, the Subordination Agent, the Indenture Trustee and the Original Loan Participant in connection with the transactions contemplated by this Agreement, the other Operative Documents, the Pass Through Trust Agreements, the Intercreditor Agreement, the Liquidity Facilities and the Underwriting Agreement (except, in each case, as otherwise provided therein) shall be paid promptly by the Owner Participant, including, without limitation:

                           (1)      the reasonable fees, expenses and
                  disbursements allocable to the Refinancing Secured Certificates issued under the Indenture of (A) Bingham, Dana & Gould LLP, special counsel for the Pass Through Trustee and the Indenture Trustee, (B) Ray, Quinney & Nebeker, special counsel for the Owner Trustee, (C) Crowe & Dunlevy, P.C., special counsel in Oklahoma City, Oklahoma, (D) Shearman & Sterling, special counsel for the Underwriters, and (E) special counsel, if any, to the Original Loan Participant;

                           (2)      the reasonable fees, expenses and
                  disbursements of Sidley & Austin, special counsel for the Owner Participant;

                           (3) the fees, expenses and disbursements of Simpson Thacher & Bartlett and Cadwalader, Wickersham & Taft, special counsel for the Lessee;

                           (4)      underwriting fees and commissions;

                           (5) the initial fees and expenses of the Indenture Trustee, the Owner Trustee, the Liquidity Provider, the Pass Through Trustee and the Subordination Agent;

                           (6) the costs of filing and recording documents with the FAA and filing Uniform Commercial Code financing statements in the United States; and

                           (7)      the reasonable fees, expenses and
                  disbursements of White & Case, special counsel for the Liquidity Provider;

provided, however, the Owner Participant shall not be obligated to pay expenses under this Section 11(a) in excess of $1,656,719. Any such expenses in excess of such amount shall be paid by the Lessee as Supplemental Rent.

                  (b) In the event that the transactions contemplated by this Section 11 and the agreements referred to herein are not consummated, the Lessee shall bear and pay all costs, expenses and fees referred to in this
Section 11; provided that if the transactions fail to be consummated as a result of the failure of the Owner Participant to act in good faith in consummating the transactions, or to otherwise comply with the terms hereof, the Owner Participant shall bear and pay its own fees, costs and expenses (including, without limitation, the fees and expenses of its special counsel) and the Lessee shall pay all other reasonable fees, costs and expenses as aforesaid.

                  SECTION 12. RELIANCE OF LIQUIDITY PROVIDER. Each of the parties hereto agrees and acknowledges that the Liquidity Provider shall be a third party beneficiary of each of the representations and warranties made herein by such party, and that the Liquidity Provider may rely on such representations and warranties to the same extent as if such representations and warranties were made to the Liquidity Provider directly.

                  SECTION 13. MISCELLANEOUS. (a) Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Lessee, the Guarantor, the Owner Trustee, the Indenture Trustee, the Owner Participant, the Subordination Agent and the Pass Through Trustee, and the Lessee's, the Guarantor's, the Owner Trustee's, the Indenture Trustee's, the Owner Participant's, the Subordination Agent's and the Pass Through Trustee's obligations under any and all thereof, shall survive the expiration or other termination of this Agreement and the other agreements referred to herein.

                  (b) This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to each party hereto. The index preceding this Agreement and the headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Lessee and, subject to the terms of the Participation Agreement, its successors and permitted assigns, the Guarantor, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Indenture Trustee and its successors as Indenture Trustee (and any additional Indenture Trustee appointed) under the Indenture, the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement, the Owner Trustee and its successors as Owner Trustee under the Trust Agreement, and the Owner Participant, and, subject to the provisions of the Participation Agreement, its successors and permitted assigns. The terms of this Agreement shall inure to the benefit of the Liquidity Provider, its successors and permitted assigns. No purchaser or holder of any Refinancing Secured Certificates shall be deemed to be a successor or assign of any holder of Original Secured Certificates.

                  SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers there unto duly authorized as of the day and year first above written.


                                   NORTHWEST AIRLINES, INC.,
                                   as Lessee


                                   By: _________________________________________
                                       Name:
                                       Title:

                                       Address:   U.S. Mail

                                                  5101 Northwest Drive (A4010)
                                                  St. Paul, Minnesota 55111-3034

                                                  Overnight Courier

                                                  2700 Lone Oak Parkway (A4010)
                                                  Eagan, Minnesota 55121

                                       Attention: Senior Vice President -
                                                  Finance and Treasurer

                                       Facsimile: (612) 726-0665

                                   NORTHWEST AIRLINES CORPORATION,
                                   as Guarantor


                                   By: _________________________________________
                                       Name:
                                       Title:

                                       Address:   U.S. Mail

                                                  5101 Northwest Drive (A4010)
                                                  St. Paul, Minnesota 55111-3034

                                                  Overnight Courier

                                                  2700 Lone Oak Parkway (A4010)
                                                  Eagan, Minnesota 55121

                                       Attention: Senior Vice President -
                                                  Finance and Treasurer

                                       Facsimile: (612) 726-0665

                                   [_____________________]
                                   as Owner Participant


                                   By:
                                       Name:
                                       Title:
                                       Address:

                                       Attention:
                                       Facsimile:

                                   STATE STREET BANK AND TRUST COMPANY,
                                   not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee


                                   By: _________________________________________
                                       Name:
                                       Title:
                                       Address:   Two International Place,
                                                  4th Floor
                                                  Boston, Massachusetts  02110
                                       Attention: Corporate Trust Department
                                       Facsimile: (617) 664-5371

                                   STATE STREET BANK AND TRUST COMPANY OF
                                   CONNECTICUT, NATIONAL ASSOCIATION,
                                   not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent


                                   By: _________________________________________
                                       Name:
                                       Title:
                                       Address:   c/o State Street Bank and
                                                  Trust Company
                                                  Two International Place,
                                                  4th Floor
                                                  Boston, Massachusetts  02110
                                       Attention: Corporate Trust Department
                                       Facsimile: (617) 664-5371

                                   STATE STREET BANK AND TRUST COMPANY,
                                   not in its individual capacity, except as otherwise provided herein, but solely as Indenture Trustee


                                   By: _________________________________________
                                       Name:
                                       Title:
                                       Address:   Two International Place,
                                                  4th Floor
                                                  Boston, Massachusetts  02110
                                       Attention: Corporate Trust Department
                                       Facsimile: (617) 664-5371

                                   FIRST SECURITY BANK OF UTAH, NATIONAL
                                   ASSOCIATION,
                                   not in its individual capacity, except as otherwise provided herein, but solely as Owner Trustee


                                   By: _________________________________________
                                       Name:
                                       Title:
                                       Address:   79 South Main Street
                                                  Salt Lake City, Utah  84111
                                       Attention: Corporate Trust Department
                                       Facsimile: (801) 246-5053

                                                                   SCHEDULE I TO
                                                             REFUNDING AGREEMENT

                          PASS THROUGH TRUST AGREEMENTS

1. Pass Through Trust Agreement, dated as of June 3, 1996, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company, as supplemented by Trust Supplement No. 1996-1A, dated as of June 12, 1996.

2. Pass Through Trust Agreement, dated as of June 3, 1996, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company, as supplemented by Trust Supplement No. 1996-1B, dated as of June 12, 1996.

3. Pass Through Trust Agreement, dated as of June 3, 1996, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company, as supplemented by Trust Supplement No. 1996-1C, dated as of June 12, 1996.

4. Pass Through Trust Agreement, dated as of June 3, 1996, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company, as supplemented by Trust Supplement No. 1996-1D, dated as of June 12, 1996.

                                                                  SCHEDULE II TO
                                                             REFUNDING AGREEMENT

         REFINANCING SECURED CERTIFICATES, PURCHASERS AND PURCHASE PRICE

                                           Interest Rate                                                   Purchase
    Purchaser                              and Maturity                             Principal Amount        Price
    ---------                              ------------                             ----------------        -----
Northwest Airlines
Pass Through Trust

     1996-1A         7.67% Refinancing Secured Certificates due January 2, 2015       $51,475,500         $51,475,500


     1996-1B         8.07% Refinancing Secured Certificates due July 2, 2011          $17,158,500         $17,158,500



     1996-1C         8.97% Refinancing Secured Certificates due January 2, 2009       $17,158,341         $17,158,341


     1996-1D         10.15% Refinancing Secured Certificates due January 2, 2005      $12,657,657         $12,657,657